                     INVESCO VARIABLE INVESTMENT FUNDS, INC.

                          INVESCO VIF - UTILITIES FUND

                       Supplement dated November 20, 2003
                     to the Prospectus dated April 30, 2003


Effective December 1, 2003, the following replaces in its entirety the information appearing under the heading "FUND MANAGEMENT - PORTFOLIO MANAGER" on page 6 of the Prospectus:


              The following individual is primarily responsible for the day-to-day management of the Fund's holdings:

              o John S. Segner, Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the advisor and/or its affiliates since 1997.